UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 16, 2007

CARBO Ceramics Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-15903	72-1100013

(Commission File Number)	(IRS Employer Identification No.)

6565 MacArthur Boulevard, Suite 1050 Irving, Texas	75039

(Address of Principal Executive Offices)	(Zip Code)
(972) 401-0090

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Incentive Compensation Plan for Key Employees
Incentive Compensation Plan for Energy Professional Staff

Item 1.01.	Entry into a Material Definitive Agreement.
     See Item 5.02 below — “Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers — Incentive Compensation Plan for Key Employees” and “Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers — Incentive Compensation Plan for Energy Professional Staff.”

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Incentive Compensation Plan for Key Employees
     On January 16, 2007, the board of directors (the “Board”) of CARBO Ceramics Inc. (“CARBO”) approved, effective January 1, 2007, the Incentive Compensation Plan for Key Employees (the “Key Employee Plan”). Pursuant to the Key Employee Plan, key salaried employees, other than the president and chief executive officer, are eligible to receive performance-based cash awards on a quarterly and/or annual basis.
     The compensation committee of the Board (the “Compensation Committee”) may set incentive payment targets for a quarterly or annual performance period for each eligible grade position with each individual target being a percentage of each participant’s base salary. The targets will be determined based upon the Compensation Committee’s review of: (i) CARBO’s compensation philosophy; (ii) comparable practices at companies with which CARBO competes for labor; (iii) the level of responsibility of each eligible position; and (iv) CARBO’s needs and objectives.
     A certain portion of the incentive payment target will be based on corporate and/or business unit performance (the “Corporate/Business Unit Portion”) which will be measured based on a comparison of actual Net Income Before Tax for the performance period against target Net Income Before Tax for the performance period set forth in CARBO’s 2007 business plan. The actual percentage of the Corporate/Business Unit Portion to be paid will range from 0% of the Corporate/Business Unit Portion if the actual Net Income Before Tax is less than 75% of the target Net Income Before Tax up to 200% of the Corporate/Business Unit Portion if the actual Net Income Before Tax is equal to or greater than 140% of the target Net Income Before Tax.
     A certain portion of the incentive payment target will be based on individual performance (the “Individual Portion”) which will be measured either by the participant’s performance appraisal rating or by the revenue generation, Net Income Before Tax or other measures approved by the Compensation Committee as set forth in the participant’s performance plan. If the Individual Portion is based on the participant’s performance review, the actual percentage of the Individual Portion to be paid will range from 0% of the Individual Portion if the participant’s performance appraisal rating is 3 or less up to 120% of the Individual Portion if the participant’s performance appraisal is 5. If the Individual Portion is based on targets set forth in the participant’s performance plan, the participant must reach at least 75% of the applicable goal or for growth oriented plans, 75% of the corresponding prior periods actual performance level, in order for the Individual Portion to be earned.

     To be eligible for an annual award, a participant must be in continuous employment with CARBO through December 31, 2007, and to be eligible for a quarterly award, a participant must be in continuous employment with CARBO through the end of the applicable quarter. The Compensation Committee reserves the right to make year-end adjustments to the final award so that the sum of quarterly awards is appropriate based on performance for all of 2007.
     The Employee Plan is attached hereto as Exhibit 10.1 and incorporated by reference herein.
Incentive Compensation Plan for Energy Professional Staff
     On January 16, 2007, the Board of CARBO approved, effective January 1, 2007, the Incentive Compensation Plan for Energy Professional Staff (the “Energy Staff Plan”). Pursuant to the Energy Staff Plan, key salaried employees requiring skills, knowledge and training specific to the energy industry, other than the president and chief executive officer, are eligible to receive performance-based cash awards on a quarterly and/or annual basis.
     The Compensation Committee may set incentive payment targets for a quarterly or annual performance period for each eligible grade position with each individual target being a percentage of each participant’s base salary. The targets will be determined based upon the Compensation Committee’s review of: (i) CARBO’s compensation philosophy; (ii) comparable practices at companies with which CARBO competes for labor; (iii) the level of responsibility of each eligible position; and (iv) CARBO’s needs and objectives.
     The Corporate/Business Unit Portion of the incentive payment target will be based on corporate and/or business unit performance which will be measured based on a comparison of actual Net Income Before Tax for the performance period against target Net Income Before Tax for the performance period set forth in CARBO’s 2007 business plan. The actual percentage of the Corporate/Business Unit Portion to be paid will range from 0% of the Corporate/Business Unit Portion if the actual Net Income Before Tax is less than 75% of the target Net Income Before Tax up to 200% of the Corporate/Business Unit Portion if the actual Net Income Before Tax is equal to or greater than 140% of the target Net Income Before Tax.
     The Individual Portion of the incentive payment target will be based on individual performance which will be measured either by the participant’s performance appraisal rating or by the revenue generation, Net Income Before Tax or other measures approved by the Compensation Committee as set forth in the participant’s performance plan. If the Individual Portion is based on the participant’s performance review, the actual percentage of the Individual Portion to be paid will range from 0% of the Individual Portion if the participant’s performance appraisal rating is 3 or less up to 120% of the Individual Portion if the participant’s performance appraisal is 5. If the Individual Portion is based on targets set forth in the participant’s performance plan, the participant must reach at least 75% of the applicable goal or for growth oriented plans, 75% of the corresponding prior periods actual performance level, in order for the Individual Portion to be earned.
     To be eligible for an annual award, a participant must be in continuous employment with CARBO through December 31, 2007, and to be eligible for a quarterly award, a participant must be in continuous employment with CARBO through the end of the applicable quarter. The

Compensation Committee reserves the right to make year-end adjustments to the final award so that the sum of quarterly awards is appropriate based on performance for all of 2007.
     The Energy Staff Plan is attached hereto as Exhibit 10.2 and incorporated herein.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

10.1	Incentive Compensation Plan for Key Employees (Effective January 1, 2007).

10.2	Incentive Compensation Plan for Energy Professional Staff (Effective January 1, 2007).
* * * * *

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBO CERAMICS INC.
Date: January 22, 2007.
	By:	/s/ Paul G. Vitek
Paul G. Vitek
Sr. Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Incentive Compensation Plan for Key Employees (Effective January 1, 2007)

10.2	Incentive Compensation Plan for Energy Professional Staff (Effective January 1, 2007)